GUARANTEE & INDEMNITY


                                    BETWEEN

                      ELCOM INFORMATION TECHNOLOGY LIMITED

                             ELCOM HOLDINGS LIMITED

                                      AND


                     LLOYDS TSB COMMERCIAL FINANCE LIMITED



                            GUARANTEE AND INDEMNITY

To        LLOYDS TSB Commercial Finance Limited
          Boston House
          The Little Green
          Richmond
          Surrey TW9 1QE


1. We, the Guarantors and Indemnifiers, whose names appear in the schedule hereto have agreed to give you as contained in the succeeding clauses hereof, as many separate and independent guarantees and indemnities as there are parties hereto (other than you) whereby the liabilities to you of each and every one of us are guaranteed by the others of us and whereby each one of us indemnifies you against any losses (as defined herein) arising from transactions between you and any other of us.

2.   Accordingly in this deed except where the context otherwise requires:

     (1) words implying the singular shall include the plural and words implying any of the three genders shall include either of the other two;

     (2) the expression "Principal" shall mean and apply to any one of us for whose liabilities any such guarantee is given and in respect of whose transactions with you any such indemnity is given;

     (3) the following expressions shall have the meanings assigned to them below:

          "Agreement"
          any agreement between the Principal and you for the factoring, discounting and/or financing of book debts and/or receivables,

          "Indulgence"
          any indulgence, agreement not to sue or release of any charge lien or other security or any part thereof,

          "Losses"
          losses, costs, damages, claims, interest and expenses and

     (4) any other expression used in the Agreement shall have the meaning attributed to it therein.

3.   We hereby guarantee:

     (i) the due performance of all the obligations of the Principal under the Agreement and any other agreement and

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     (ii) upon your demand in writing the due payment of all amounts  payable or which may at any time hereafter become payable to you by the Principal whether arising under the Agreement or otherwise.

4. Without prejudice to the provisions of paragraph 3 hereof, we hereby agree to indemnify you and hold you harmless against all losses you may suffer or incur by reason of any failure of the Principal to comply with any term of the Agreement or of any other agreement between the Principal and you.

5. The guarantee given herein shall be a continuing guarantee, shall apply to the ultimate amount payable by the Principal and shall not be discharged by any intermediate payment or satisfaction by the Principal.

6.   Our liability under this guarantee and indemnity shall not be affected by:

     (i) any time or indulgence granted by you to the Principal or any other person,

     (ii) any compromise made by you with the Principal or any other person,

     (iii)any variation in the Agreement or in any other agreement between the Principal and you (whether or not our liability to you may be increased thereby) or by any defect therein or in its execution or

     (iv) any change in the constitution of the Principal

     and we shall be liable hereunder in every respect as principal debtors.

7. For the purpose of determining our liability under this guarantee and indemnity, which shall be additional to and not in substitution for any other security taken or to be taken by you in respect of the Principal's obligations to you, we shall in the absence of manifest error be bound by any acknowledgement in writing or admission in writing by the Principal signed by an authorised director on its behalf and by any judgment in your favour against the Principal. For the purpose of determining the amount of any Losses we shall in the absence of manifest error accept and be bound by a certificate signed by an authorised director on your companys behalf or your company secretary. In arriving at the amount payable by the Principal to you you shall be entitled to take into account all actual liabilities whether payable presently or in the future and to make a reasonable estimate of any contingent liability.

8. Any notice or demand on any of us shall be validly given if handed to any one of its officials or if delivered to or sent by post to its address stated herein or its registered office or its address last known to you and if sent by post shall be deemed to be received within seventy-two hours of posting.

9. We shall be liable to pay you interest calculated from day to day and compounded monthly at a rate equivalent to the discount charge for which provision is made in the Agreement on all sums demanded by you hereunder from the date of your demand to the date when payment is received by you both before and after any judgment.

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10.  Each one of us assigns to you, as security for the due  performance  of our obligations hereunder any right of proof, in consequence of any winding up of the Principal, in respect of any indebtedness of the Principal to that one of us; and each one of us irrevocably appoints you and your directors and secretary for the time being jointly and each one of you and them severally to be his attorney to execute in his name such documents and to do such other things as you may consider requisite to effect collection of any dividend or to vote at any meeting in respect of such right of proof.

11. Our liability hereunder shall be joint and several and you may release, grant indulgence to or compromise with any one of us without affecting the obligations of the other or others. The liability of any one of us hereunder shall not be affected by:

     (i)  any defect in the execution of this deed by any other of us,

     (ii) any defect in any other guarantee or indemnity or other security held by you in respect of the Principal's obligations to you or in the execution thereof or

     (iii) any notice of termination hereof by any other of us.

     You may at your discretion (but shall not be obliged to) treat any notice by any one of us as notice by all of us.

12. Any monies received by you by virtue of or in connection with this guarantee and indemnity may be placed by you to the credit of a suspense account with a view to your preserving your right to prove for the whole of your claim against the Principal in the event of its winding up.

13. This guarantee and indemnity shall remain in full force and effect until the termination of the Agreement and the discharge in full of all the Principal's obligations thereunder and after such full discharge until the expiry of not less than three months notice of termination delivered by any one of us to your registered office but such termination shall not affect our liability as regards any liability of the Principal existing or known to be contingent before the expiry of the period of the said notice with effect from the date of the receipt of it by you.

14. This guarantee and indemnity shall be construed and take effect according to English law and we accept the non-exclusive jurisdiction of the English Courts. If any provision hereof shall be held invalid or unenforceable no other provisions hereof shall be affected and all such other provisions shall remain in full force and effect.

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THE SCHEDULE


Guarantors and Indemnifiers:

(1) Elcom Information Technology Limited                                  (name)
        1st Floor, Bouverie House, 154 Fleet Street, London EC4A 2JD   (address)
England & Wales....................................    (country of registration)
2977666...........................................................      (number)


(2)Elcom Holdings Limited........................................         (name)
        1st Floor, Bouverie House, 154 Fleet Street, London EC4A 2JD   (address)
England & Wales....................................    (country of registration)
2838561.........................................................        (number)


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This  document  has been  executed  as a deed by or on  behalf  of each of us to indicate our binding agreement to its terms.


SIGNED and DELIVERED as a deed on               )
7th day of February 2001 by you                 )
                                                )
ELCOM INFORMATION TECHNOLOGY LTD)
 acting by                                              /s/ Robert J. Crowell
     Robert J. Crowell                          )
(a Director) and                                        Signature of Director

     Peter A. Rendall
                                                )       /s/ Peter A. Rendall
(a Director / its Company Secretary             )       Signature of Director/
                                                )       Company Secretary




SIGNED and DELIVERED as a deed on               )
7th day of February 2001 by you                 )
                                                )
ELCOM HOLDINGS LIMITED acting by
     Robert J. Crowell                          )       /s/ Robert J. Crowell
(a Director) and                                        Signature of Director

     Peter A. Rendall
                                                )       /s/ Peter A. Rendall
(a Director / its Company Secretary             )       Signature of Director/
                                                )       Company Secretary




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